SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]
Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

_X_  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                       ARMANINO FOODS OF DISTINCTION, INC.
                (Name of Registrant as Specified in Its Charter)

                       ARMANINO FOODS OF DISTINCTION, INC.
                   (Name of Person(s) Filing Proxy Statement)
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                                                          PRELIMINARY COPY

                       ARMANINO FOODS OF DISTINCTION, INC.
                            30588 San Antonio Street
                            Hayward, California 94544
                                  (510) 441-9300

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 22, 1999

TO THE SHAREHOLDERS OF ARMANINO FOODS OF DISTINCTION, INC.:

     NOTICE HEREBY IS GIVEN that the Special Meeting of Shareholders of Armanino Foods of Distinction, Inc., a Colorado corporation (the "Company"), will be held on Friday, January 22, 1999, at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado 80202, at 10:00 a.m., Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. A proposal to effect a 1 for 5 reverse split of the outstanding Common Stock.

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the no par value common stock of the Company of record at the close of business on December 17, 1998, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        WILLIAM J. ARMANINO, PRESIDENT
Hayward, California
December 17, 1998















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                       ARMANINO FOODS OF DISTINCTION, INC.
                            30588 San Antonio Street
                            Hayward, California 94544
                                  (510) 441-9300

                          ------------------------------
                                 PROXY STATEMENT
                          ------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 22, 1999

                               GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Armanino Foods of Distinction, Inc., a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held on Friday, January 22, 1999, at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado 80202, at 10:00 a.m., Mountain Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about December 18, 1998.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's no par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on December 17, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On December 17, 1998, the Company had 10,127,369 shares of its no par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of shares of the Company's no par value common stock owned beneficially, as of December 17, 1998, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director and Officer of the Company, and by all Directors and Officers of the Company as a

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group.  Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

    Name and Address               Amount and Nature of           Percent
  of Beneficial Owners             Beneficial Ownership           of Class
  --------------------             --------------------           --------

William J. Armanino                  1,825,233 (1)                  17.6%
30588 San Antonio Street
Hayward, CA 94544

Deborah Armanino-LeBlanc               334,270 (2)                   3.3%
30588 San Antonio Street
Hayward, CA 94544

John J. Micek, III                     196,478 (3)                   1.9%
2727 Mariposa Street
San Francisco, CA 94134

Robert M. Geller                       133,001 (3)                   1.3%
1402 Kalmia
Boulder, CO  80302

Tino Barzie                            133,635 (3)                   1.3%
10590 Wilshire Boulevard
Los Angeles, CA 90024

David Scatena                          129,725 (4)                   1.3%
655 Mariner's Island Blvd.
Suite 304
San Mateo, CA  94404

Henry W. Poett, III                    110,000 (5)                   1.1%
380 Kleinschmidt Flat Road
Ovando, MT  59854

Soren Svenningsen                      100,000 (6)                   1.0%
11 Commerce Drive
Cranford, NJ 07016

Alexandria Breitman                     66,650 (6)                   0.7%
30588 San Antonio Street
Hayward, CA  94544

Michael Jarrett                              0                        --
30588 San Antonio Street
Hayward, CA  94544

Linda A. Armanino                    1,825,233 (7)                  17.6%
30588 San Antonio Street
Hayward, CA 94544

Pia Zadora                             583,334 (8)                   5.8%
c/o Grant & Tani, Inc.
9100 Wilshire Blvd., Suite 100 West
Beverly Hills, CA 90212-3413


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Luther King Capital Management       1,120,000 (9)                  11.1%
  Corporation
301 Commerce, Suite 1600
Fort Worth, TX 76102

All Directors and Officers           3,028,992                      27.0%
as a Group (10 Persons)
------------------

(1) Includes 683,173 shares held directly by the William J. Armanino Trust, of which Mr. Armanino is trustee; 122,399 shares held by Mr. Armanino as custodian for a minor child; 667,262 shares held the Linda A. Armanino Trust, of which his wife, Linda A. Armanino, is trustee; and 122,399 shares held by Linda A. Armanino as custodian for a minor child. Also includes 130,000 shares underlying stock options held by Mr. Armanino and 100,000 shares underlying options held by Linda A. Armanino, which are exercisable within 60 days.

(2) Includes 100,000 shares underlying stock options held by Ms. Armanino-LeBlanc exercisable within 60 days.

(3) Includes 125,000 shares underlying stock options exercisable within 60 days.

(4) Includes 4,725 shares held by the accounting firm of Polly, Scatena, Gekakis & Company of which Mr. Scatena is Managing Partner, and 125,000 shares underlying stock options exercisable within 60 days held by Mr. Scatena.

(5) Includes 100,000 shares underlying stock options held by Mr. Poett exercisable within 60 days.

(6)  Represents shares underlying stock options exercisable within 60 days.

(7) Includes 667,262 shares held directly by the Linda A. Armanino Trust, of which Mrs. Armanino is trustee; 122,399 shares held by Mrs. Armanino as custodian for minor children; 683,173 shares held by the William J. Armanino Trust, of which her husband, William J. Armanino, is trustee; and 122,399 shares held by William J. Armanino as custodian for a minor child. Also includes 100,000 shares underlying stock options held by Mrs. Armanino and 130,000 shares underlying options held by William J. Armanino, which are exercisable within 60 days.

(8) Includes 27,778 shares held by or for the benefit of Saturina Zadora Schripani and Pia Zadora Riklis as Joint Tenants.

(9) Includes 1,100,000 shares of Common Stock held by a limited partnership of which Luther King Capital Management is the general partner, and is managed by Luther King Capital Management and the Directors and Officers of Luther King Capital Management Corp. and 20,000 shares held by Bryan King, individually.

                          PROPOSED REVERSE STOCK SPLIT

     The Board of Directors has proposed, subject to Shareholder approval, a 1 for 5 reverse split of the outstanding shares of the Company's Common Stock. There are presently 10,127,369 shares outstanding, and the reverse split will therefore reduce this number to approximately 2,025,500 shares. No fractional shares will be issued and instead a whole share will be issued to any Shareholder entitled to a fraction of a share.

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     The reverse stock split is being proposed because the Company's Common
Stock does not currently meet the requirements for continued listing on the Nasdaq Small-Cap Market. The Nasdaq continued listing standards include a requirement that the closing bid price for a listed company be at least $1.00 per share. Failure to meet this requirement for thirty consecutive trading days may result in a company being delisted from the Nasdaq Small-Cap Market. When this requirement is not met, a company is delisted unless its closing bid price equals or exceeds $1.00 for at least ten consecutive trading days during a ninety day period following the notice of non-compliance from Nasdaq.

     As of November 25, 1998, the closing bid price for the Company's Common Stock had been less than $1.00 for thirty consecutive trading days. On December 2, 1998, the Company received a notification of non-compliance from Nasdaq. In order to avoid delisting of the Company's Common Stock from the Nasdaq Small-Cap Market, the bid price for the Company's Common Stock must close at or above $1.00 per share for at least 10 consecutive trading days before March 2, 1999.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to maintain the listing of the Common Stock on the Nasdaq Small-Cap Market and that the most preferable way to assure that the Company's Common Stock will not be delisted is to effect the proposed reverse stock split. It is anticipated that the reverse stock split will become effective at the close of business on January 29, 1999.

     In the event that the reverse stock split is not approved by the Company's shareholders, it is likely that the Company's Common Stock will be delisted by Nasdaq. If this were to occur, the Common Stock would be traded on the OTC Bulletin Board and would be subject to regulations relating to "Penny Stocks" which would immediately affect the ability of shareholders to resell their stock and the market value for the Company's Common Stock.

     A reverse stock split has no federal income tax consequences in that it is a non-taxable distribution of the Company's stock under Section 305 of the Internal Revenue Code. A shareholder's basis in each 5 shares before the reverse split will become the basis in one share after the reverse split.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED REVERSE STOCK SPLIT.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.


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                   DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                   FOR THE ANNUAL MEETING TO BE HELD IN MAY 1999

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in May 1999 must be received at the offices of the Company, 30588 San Antonio Street, Hayward, California 94544, no later than December 17, 1998, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                       WILLIAM J. ARMANINO, PRESIDENT
Hayward, California
December 17, 1998


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P R O X Y                                                 PRELIMINARY COPY

                       ARMANINO FOODS OF DISTINCTION, INC.

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Armanino and Deborah Armanino-LeBlanc, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Armanino Foods of Distinction, Inc. held of record by the undersigned on December 17, 1999, at the Special Meeting of Shareholders to be held on January 22, 1999, or any adjournment thereof.

     1. A proposal to effect a 1 for 5 reverse split of the outstanding Common Stock.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     2. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORD ANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated  _____________, 1998.
                                      _____________________________________


                                      _____________________________________
                                      Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when sign ing. Attorneys should submit powers of attorney.

     PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARMANINO FOODS OF DISTINCTION, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.